         As filed with the Securities and Exchange
             Commission on September 12, 1997

                                       File Nos. 333-30409
                                                 811-5993

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM N-1A
    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No. 2

                  Post-Effective Amendment No.


                             and/or

                REGISTRATION STATEMENT UNDER THE
                 INVESTMENT COMPANY ACT OF 1940

                         Amendment No. 7

             Alliance Global Environment Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
       (Address of Principal Executive Office)  (Zip Code)

            Registrant's Telephone Number, including
                    Area Code: (212) 969-1000

                  _____________________________

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

    ____ immediately upon filing pursuant to paragraph (b)
    ____ on (date) pursuant to paragraph (b)
    ____ 60 days after filing pursuant to paragraph (a)(1)
    ____ on (date) pursuant to paragraph (a)(1)
    ____ 75 days after filing pursuant to paragraph (a)(2)
    ____ on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The purpose of this Registration Statement is to register the shares of the Registrant under the Securities Act of 1933 and to declare pursuant to Section 24(f) of the Investment Company Act of 1940 and Rule 24f-2 thereunder that an indefinite number of its securities is being registered by this Registration Statement.

The Registrant hereby amends this Registrant Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to
Section 8(a), may determine.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

                                  Location in Prospectuses
N-1A Item No.                     (Caption)

PART A

Item 1.  Cover Page               Cover Page

Item 2.  Synopsis                 The Funds at a Glance; Expense
                                  Information

Item 3.  Condensed Financial      Financial Highlights
         Information

Item 4.  General Description      Description of the Fund;
         of Registrant            General Information

Item 5.  Management of the        Management of the Fund; General
         Fund                     Information

Item 6.  Capital Stock and        Dividends, Distributions and
         Other Securities         Taxes; General Information

Item 7.  Purchase of Securities   Purchase and Sale of Shares;
         Being Offered            General Information

Item 8.  Redemption or            Purchase and Sale of Shares;
         Repurchase               General Information

Item 9.  Pending Legal            Not Applicable
         Proceedings


                                  Location in Statement of
                                  Additional Information
PART B                            (Caption)

Item 10. Cover Page               Cover Page

Item 11. Table of Contents        Cover Page

Item 12. General Information      Description of the Fund;
         and History              General Information

Item 13. Investment Objectives    Description of the Fund
         and Policies

Item 14. Management of the        Management of the Fund
         Registrant

Item 15. Control Persons and      Management of the Fund; General
         Principal Holders of     Information
         Securities

Item 16. Investment Advisory and  Management of the Fund,
         Other Services           Expenses of the Fund, General
                                  Information

Item 17. Brokerage Allocation     Brokerage and Portfolio
         and Other Practices      Transactions

Item 18. Capital Stock and Other  General Information
         Securities

Item 19. Purchase, Redemption     Purchase of Shares; Redemption
         and Pricing of           and Repurchase of Shares;
         Securities Being Offered Dividends, Distributions and
                                  Taxes; Shareholder Services

Item 20. Tax Status               Description of the Fund,
                                  Dividends, Distributions and
                                  Taxes

Item 21. Underwriters             General Information

Item 22. Calculation of
         Performance Data         General Information

Item 23. Financial Statements     Financial Statements; Report of
                                  Independent Auditors

                ALLIANCE GLOBAL ENVIRONMENT FUND

                c/o Alliance Fund Services, Inc.
         P.O. Box 1520, Secaucus, New Jersey 07096-1520
                    Toll Free (800) 221-5672
            For Literature: Toll Free (800) 227-4618

                   Prospectus and Application

                             , 1997


Table of Contents                                            Page

The Fund at a Glance....................................       3
Expense Information.....................................       5
Financial Highlights....................................       7
Glossary................................................      10
Description of the Fund.................................      11
   Investment Objective.................................      11
   Investment Policies..................................      11
   Additional Investment Practices......................      13
   Certain Fundamental Investment
      Policies..........................................      19
   Certain Risk Considerations .........................      19
Purchase and Sale of Shares.............................      23
Management of the Fund..................................      29
Dividends, Distributions and Taxes......................      32
General Information.....................................      35

                             Adviser

                Alliance Capital Management L.P.
                   1345 Avenue Of The Americas
                    New York, New York  10105

Alliance Global Environment Fund, Inc. (the "Fund") seeks long-term capital appreciation through investment in equity securities of companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

The Fund is an open-end, non-diversified, management investment company. This Prospectus sets forth concisely the information that a prospective investor should know about the Fund before investing. A "Statement of Additional Information" for the Fund
dated [          ], 1997, which provides further information
regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

   The Fund offers three classes of shares through this Prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the
"Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal
Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[Alliance Logo] (R)/SM These are registered marks used under license from the owner, Alliance Capital Management L.P.

                      The Fund At A Glance

The following summary is qualified in its entirety by the more detailed information contained inside this Prospectus.

The Fund's Investment Adviser Is . . .

   Alliance Capital Management L.P. ("Alliance"), a global investment adviser providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $199 billion in assets under management as of June 30, 1997. Alliance provides investment management services to employee benefit plans for 29 of the FORTUNE 100 companies.

The Fund

Seeks . . . Long-term capital appreciation.

Invests principally in . . . A non-diversified portfolio of equity securities of companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment ("Eligible Companies").

A Word About Risk . . .

   The price of shares of the Fund will fluctuate as the daily prices of the individual stocks and other equity securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. The Fund invests substantially all of its assets in equity securities of Eligible Companies. As a consequence, the Fund is subject to certain additional risks not typically associated with funds that have more diversified portfolios and that do not concentrate their investments in equity securities of Eligible Companies, including potential detrimental effects on Eligible Companies of high costs of technological development, rapid technological change and changing regulation, in addition to risks associated with investment in smaller companies. See "Certain Risk Considerations" below. Investment in the Fund involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are more fully discussed in this Prospectus.

Getting Started . . .

Shares of the Fund are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Fund offers several time and money saving services to investors. Be sure to ask your financial representative about:

   AUTOMATIC DIVIDEND REINVESTMENT
   AUTOMATIC INVESTMENT PROGRAM
   RETIREMENT PLANS
   SHAREHOLDER COMMUNICATIONS
   DIVIDEND DIRECTION PLANS
   AUTO EXCHANGE
   SYSTEMATIC WITHDRAWALS
   A CHOICE OF PURCHASE PLANS
   TELEPHONE TRANSACTIONS
   24-HOUR INFORMATION

                          ALLIANCE LOGO

(R)/SM These are registered marks used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

                       EXPENSE INFORMATION
________________________________________________________________

   Shareholder Transaction Expenses are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transaction costs and annual expenses for each class of shares. The examples following the table show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                             Class A Shares  Class B Shares  Class C Shares

Maximum sales charge imposed
  on purchases (as a percentage
  of offering price).......     4.25%(a)          None            None
Sales charge imposed on
  dividend reinvestments...       None            None            None
Deferred sales charge (as
  a percentage of original
  purchase price or
  redemption proceeds,
  whichever is lower)......       None(a)    4.0% during the  1% during the
                                               first year,     first year,
                                             decreasing 1.0%  0% thereafter
                                             annually to 0%
                                            after the fourth
                                                 year(b)

Exchange fee...............       None            None             None

____________________________________________________________

(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemption within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares"--page __.
(b) Class B shares automatically convert to Class A shares after eight years. See "Purchase and Sale of Shares--How to Buy Shares"--page __.

Operating Expenses                 Class A      Class B       Class C

Management fees                    1.10%        1.10%         1.10%
12b-1 fees                          .30%        1.00%         1.00%
Other expenses(a)                  1.13%        1.13%         1.13%
Total fund operating expenses      2.53%        3.23%         3.23%
                                   ====         ====          ====

Examples                 Class A  Class B+  Class B++  Class C+  Class C++
After 1 year             $ 67     $ 73      $ 33       $ 43      $ 33
After 3 years            $118     $119      $ 99       $ 99      $ 99
After 5 years            $171     $169      $169       $169      $169
After 10 years           $317     $337      $337       $353      $353
___________________________________________________________
+    Assumes redemption at end of period.
++   Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder account.

   The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Long-term shareholders of the Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See "Management of the Fund--Distribution Services Agreement." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. The examples set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

________________________________________________________________

                      FINANCIAL HIGHLIGHTS
________________________________________________________________

         The following table presents per share income and capital changes for a share outstanding throughout each period indicated. No Class B or Class C shares were outstanding during these periods. The Fund operated as a closed-end investment company through October 3, 1997, when it converted to an open-end investment company and all shares of its common stock then outstanding were reclassified as Class A shares. Except as indicated below, the information in the table has been audited by Ernst & Young LLP, the independent auditors of the Fund. A report of Ernst & Young LLP on the information with respect to the Fund appears in the Fund's Statement of Additional Information. The following information should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional
Information.

         Further information about the Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                           Six
                          Months                                                 June 1,
                           ended                                                  1990*
                         April 30,                                                to
                           1997               Year Ended October 31,            October 31,
                        (unaudited)  1996    1995   1994   1993    1992  1991      1990

Net asset value,
  beginning  of year      $  16.48   12.37  11.74  10.97   10.78   13.12  12.46    13.83

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
 (loss)                   (.10)(a)(.13)(a)    .03      0     .01     .01    .13      .20
Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions                 .62    4.26    .60    .77     .18  (2.17)    .87   (1.57)
Net increase
  (decrease) in net
  asset value from
  operations                   .52    4.13    .63    .77     .19  (2.16)   1.00   (1.37)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income              0   (.02)      0      0       0   (.10)  (.25)        0
Distributions from net
  realized gain on
  investments and
  foreign currency
  transactions              (1.13)       0      0      0       0   (.08)  (.09)        0
Total dividends and
  distributions             (1.13)   (.02)      0      0       0   (.18)  (.34)        0
                            ------   -----      -      -       -   -----  -----        -
Net asset value, end
  of year                  $ 15.87   16.48  12.37  11.74   10.97   10.78  13.12    12.46
Market value, end of
  year                    $ 14.625   13.25  9.375   9.50    9.25    9.50  11.38    10.00
                          ========   =====  =====   ====    ====    ====  =====    =====

TOTAL RETURN
Total investment




                                8




  return based on: (b)
  Market value              19.70%  41.60%(1.32)%  2.70% (2.63%)(15.22)% 17.38% (28.32)%
  Net asset value            4.43%  33.48%  5.37%  7.02%   1.76%(16.59)%  8.66% (10.68)%

RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  year (000's omitted)            $ 94,705100,271 85,416  81,102  75,805 74,442   90,61286,
  041
Ratio of expenses to
  average net assets      1.51%(c)   1.60%  1.57%  1.67%   1.62%   1.63%  1.49% 1.72%(c)
Ratio of net
  investment income
  (loss) to average
  net assets            (1.19)%(c)  (.85)%   .21% (.04)%    .15%    .10%   .95% 3.59%(c)
Portfolio turnover
  rate                        167%    268%   109%    42%     25%     41%    32%       4%
Average commission
  rate (d)                 $0.0503  $.0313     --     --      --      --     --       --

_______________________
*    Commencement of operations.

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(c)  Annualized.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in


                                9




     foreign currencies have been converted into US dollars using the prevailing exchange rate on the date of the transaction.

________________________________________________________________

                            GLOSSARY
________________________________________________________________

The following terms are frequently used in this Prospectus. Many of these terms are explained in greater detail under "Description of the Fund - Additional Investment Practices."

Eligible Companies are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

Environmental Companies are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

Beneficiary Companies are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous wastes.

Equity Securities are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the
"Securities Act").

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Depositary receipts include American Depositary Receipts
("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

1940 Act is the Investment Company Act of 1940, as amended.

Commission is the U.S. Securities and Exchange Commission.

Code is the Internal Revenue Code of 1986, as amended.

___________________________________________________________

                     DESCRIPTION OF THE FUND
___________________________________________________________

         The Fund is a non-diversified management investment company. Until October 3, 1997, the Fund operated as a closed-end investment company, and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote. Except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. The Fund will not change these policies without notifying its shareholders. There is no guarantee that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE

         The Fund's investment objective is long-term capital appreciation through investment in equity securities (i.e., common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration) of Eligible Companies.

INVESTMENT POLICIES

         The Fund will invest in two categories of Eligible Companies--"Environmental Companies" and "Beneficiary Companies." Environmental Companies are those that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of Environmental Companies. Beneficiary Companies are those whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment. Examples of such companies could be companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous wastes. In this regard, the Fund may invest in an issuer with a broadly-diversified business, only a part of which provides such products, processes or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

         A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services. Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater and foods and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

         The environmental services industry is generally positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

         In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena which are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies which protect the environment.

         Alliance believes that global investing offers opportunities for superior investment returns. The Fund intends to spread investment risk among the capital markets of a number of countries and will invest in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency. As of April 30, 1997, approximately 84% of the Fund's net assets were invested in equity securities of U.S. companies.

         The Fund may also: (i) invest up to 20% of its total assets in warrants to purchase equity securities to the extent consistent with its investment objective; (ii) invest in depositary receipts; (iii) purchase and write put and call options on foreign currencies for hedging purposes; (iv) enter into forward foreign currency transactions for hedging purposes;
(v) invest in currency futures and options on such futures for hedging purposes; and (vi) make secured loans of its portfolio securities not in excess of 30% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices". The Fund may borrow to the maximum extent permitted under the 1940 Act in order to repurchase its shares or to meet redemption requests. In addition, the Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. See "Certain Fundamental Investment Policies."

ADDITIONAL INVESTMENT PRACTICES

         The Fund may engage in the following investment practices to the extent described above.

         Rights and Warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securities, however, although the value of a right or warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible Securities. Prior to conversion, convertible preferred stocks and convertible debt securities have the same general characteristics as non-convertible preferred stocks and non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying common stock, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying common stock. As with non-convertible preferred stocks and debt securities, the market values of convertible securities tend to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower dividend or interest yields than non-convertible securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks.

         Depositary Receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts.
ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of the Fund in depositary receipts are deemed to be investments in the underlying securities.

         Illiquid Securities. The Fund will not maintain more than 15% of its net assets in illiquid securities. Illiquid securities include direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g. when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), and many individually negotiated currency swaps.

         Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize their full value upon sale. Alliance will monitor the illiquidity of such securities with respect to the Fund under the supervision of the

Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Fund's Directors.

         The Fund may not be able to readily sell securities for which there is no ready market. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act, requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

         Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the foreign currency called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currency called for by the contract at a specified price on a specified date.

         Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

         Options on Foreign Currencies. As in the case of other kinds of options the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of the Fund for further discussion of the use, risks and costs of options on foreign currencies.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward contracts so as to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

         The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

         Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance (subject to review by the Fund's Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

         General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly. Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of the Fund.

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

         Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, short-term debt securities, including notes and bonds, and short-term foreign-currency denominated high-grade debt securities issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities the Fund may invest in while in a temporary defensive position, please see the Fund's Statement of Additional Information.

         Portfolio Turnover. Alliance anticipates that the Fund's annual rate of turnover generally will not exceed 100%. A 100% annual turnover rate would occur if all of the securities in the Fund's portfolio are replaced once in a period of one year.
A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in the Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

         The Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to the Fund are set forth in its Statement of Additional Information.

         The Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of the value of its total assets in the securities of any one issuer or 25% or more of the value of its total assets in the same industry, except that the Fund will invest more than 25% of its total assets in Environmental Companies, provided that this restriction does not apply to U.S. Government securities, but will apply to foreign government obligations unless the Commission permits their exclusion; (iii) borrow money or issue senior securities, except that the Fund may borrow (a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund; (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except (a) to secure permitted borrowings and (b) in connection with initial and variation margin deposits relating to futures contracts; (v) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate; (vi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any onetime; or (vii) buy or write (i.e., sell) put or call options, except (a) the Fund may buy foreign currency options or write covered foreign currency options and options on foreign currency futures and (b) the Fund may purchase warrants.

CERTAIN RISK CONSIDERATIONS

         Investment in the Fund involves the special risk considerations described below.

         Investing in Environmental Companies. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficulty in finding experienced employees.

         Many Eligible Companies tend to be companies with total market capitalizations of less than $500 million. Consequently, the Fund expects that a significant portion of its assets will be invested in equity securities of smaller companies. Investment in smaller companies involves greater risk than is customarily associated with the securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies.
The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

         Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the patriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

         The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures, which may involve additional costs to the Fund. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

         Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

         Currency Considerations. The Fund is permitted to invest substantially all of its assets in securities denominated in foreign currencies. A portion of the Fund's revenues corresponding to its foreign currency denominated investments will be received in such currencies. Therefore, the dollar equivalent of the Fund's net assets, income and distributions could be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. The Fund may, however, attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While it has this ability, there is no certainty as to whether and to what extent it will engage in these practices. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         U.S. and Foreign Taxes. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

         Non-Diversified Status. The Fund is a "non-diversified" investment company, which means it is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes" in the Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government securities are not subject to these limitations. Because the Fund, a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         Foreign government securities are not treated like U.S.
Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

________________________________________________________________

                   PURCHASE AND SALE OF SHARES
________________________________________________________________

HOW TO BUY SHARES

         You can purchase shares of the Fund at a price based on the next calculation of their net asset value after receipt of a proper purchase order either through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter.
The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

         Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), the Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672 and may not exceed $500,000.

         The Fund offers three classes of shares through this Prospectus, Class A, Class B and Class C. The Fund may refuse any order to purchase shares. In this regard, the Fund reserves the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations

Class A Shares--Initial Sales Charge Alternative

         You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                             Initial Sales Charge
                                                              Commission to
                        as % of                               Dealer/Agent
                        Net Amount       as % of              as % of
Amount Purchased        Invested         Offering Price       Offering Price

Less than $100,000      4.44%            4.25%                4.00%
$100,000 to less
  than $250,000         3.36             3.25                 3.00
$250,000 to less
  than $500,000         2.30             2.25                 2.00
$500,000 to less
  than $1,000,000       1.78             1.75                 1.50

    On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with the Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information.

Class B Shares--Deferred Sales Charge Alternative

    You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

    The amount of the CDSC for the Fund is as set forth below.

    Year Since Purchase                          CDSC

         First                                   4.0%
         Second                                  3.0%
         Third                                   2.0%
         Fourth                                  1.0%
         Fifth                                   None

         Class B shares are subject to higher distribution fees than Class A shares for a period of eight years (after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C Shares--Asset-Based Sales Charge Alternative

         You can purchase Class C shares without any initial sales charge. The Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

         Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.

Application of the CDSC

         Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statement of Additional Information.

How the Fund Values its Shares

         The net asset value of each Class of shares of the Fund is calculated by dividing the value of the Fund's net assets allocable to that class by the outstanding shares of that class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in the Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

General

         The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and, as long as the shares are held for one year or more, no CDSC. Consult your financial agent. Dealers and agents may receive different compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

         The Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by (i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD, (ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) certain other categories of investors described in the prospectus for the Advisor Class, including investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at (800) 221-5672 or by contacting your financial representative.

         A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

         In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., an affiliate of AFD, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals sporting events or theater performances, or payment: for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

         You may "redeem", i.e., sell your shares in the Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less, any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, the Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

   Selling Shares Through Your Broker

         Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that days net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to the Fund and may charge you for this service.

Selling Shares Directly To The Fund

         Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

              Alliance Fund Services
              P.O. Box 1520
              Secaucus, NJ 07096-1520
              (800) 221-5672

         Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to (800) 221-5672. Telephone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

         The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

         During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

         AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, (800) 221-5672. Some services are described in the attached application. A shareholder manual explaining all available services will be provided upon request. To request a shareholder manual, call (800) 227-4618.

HOW TO EXCHANGE SHARES

         You may exchange your shares of the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on the Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request.
Call AFS at (800) 221-5672 to exchange uncertificated shares. An exchange is a taxable transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

ADVISER

         Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund, subject to the general supervision and control of the Directors of the Fund.

         Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1997 of more than $199 billion (of which more than $71 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by Alliance comprising more than 116 separate investment portfolios currently have over two million shareholders. As of June 30, 1997, Alliance provided investment management services to employee benefit plans for 31 of the Fortune 100 companies.

         Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Fund's Statement of Additional Information under "Management of the Fund."

         Under the Advisory Agreement, the Fund pays Alliance a fee at the annual rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets, and .80% of the Fund's average daily net assets over $200 million. The fee is accrued daily and paid monthly.

         The person primarily responsible for the day-to-day management of the Fund's portfolio since August 1995 has been Jeremy R. Kramer, a Vice President of ACMC, with which he has been associated since 1993. Previously, he was a securities analyst with Neuberger & Berman.

DISTRIBUTION SERVICES AGREEMENT

         Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Effective October 3, 1997, the Fund adopted a "Rule 12b-1 plan" (the "Plan") and entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to the Plan, the Fund pays to AFD for distribution expenses a Rule 12b-1 distribution services fee, which may not exceed an annual rate of
 .30% of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares. The Plan provides that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of the Fund attributable to each of Class A, Class B and Class C shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

         The Plan provides that AFD will use the distribution services fee received from the Fund in its entirety for payments
(i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plan are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in the Fund by their customers. Distribution services fees received from the Fund with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Fund with respect to Class B and Class C shares may be used for these purposes. The Plan also provides that Alliance may use its own resources to finance the distribution of the Fund's shares.

         The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Plan is directly tied to the expenses incurred by AFD. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the Plan and payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan and payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect.

         The Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

DIVIDENDS AND DISTRIBUTIONS

         If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

         Each income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive income dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

         If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

         Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

         The Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that the Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves the Fund of federal income taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock.

Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

         Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by the Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

         Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         Distributions by the Fund may be subject to state and local taxes. The Fund is qualified to do business in the Commonwealth of Pennsylvania and, therefore, is subject to the Pennsylvania foreign franchise and corporate net income tax in respect of its business activities in Pennsylvania. Accordingly, shares of the Fund are exempt from Pennsylvania personal property taxes. The Fund anticipates continuing such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.

         The Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies the Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

         Under certain circumstances, if the Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gain and return of capital distributions made by the Fund. Shareholders are urged to consult their tax advisers regarding their own tax situation.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

PORTFOLIO TRANSACTIONS

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

         The Fund is a Maryland corporation organized on February 20, 1990. It commenced operations, as a closed-end management investment company, on June 1, 1990. Effective after the close of business on October 3, 1997, the Fund converted to an open-end management investment company and all shares of its common stock then outstanding were reclassified as Class A shares. The Fund commenced a continuous public offering of its Class A shares, Class B shares, Class C shares and Advisor Class shares on October 6, 1997. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder in the Fund will be entitled to share pro rata with other holders of the same class of shares in all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC or fee. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote as a single series or class on matters, such as the election of Directors, that affect each portfolio or class in substantially the same manner. Class A, Class B, Class C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses, Class B shares convert to Class A shares after eight years and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND
DIVIDEND-DISBURSING AGENT

         AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

         AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund.

PERFORMANCE INFORMATION

         From time to time, the Fund advertises its total return, which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income, dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid. The Fund's advertisements may quote performance rankings or ratings of the Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare the Fund's performance to various indices.

ADDITIONAL INFORMATION

         This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.






































                               38
00250070.AU7

                ALLIANCE GLOBAL ENVIRONMENT FUND

                c/o Alliance Fund Services, Inc.
         P.O. Box 1520, Secaucus, New Jersey 07096-1520
                    Toll Free (800) 221-5672
            For Literature: Toll Free (800) 227-4618

                   Prospectus and Application
                         [Advisor Class]

                               1997


Table of Contents                                            Page

The Fund at a Glance....................................       3
Expense Information.....................................       5
Glossary................................................       7
Description of the Fund.................................       8
   Investment Objective.................................       8
   Investment Policies..................................       8
   Additional Investment Practices......................      10
   Certain Fundamental Investment
      Policies..........................................      16
   Certain Risk Considerations .........................      16
Purchase and Sale of Shares.............................      20
Management of the Fund..................................      24
Dividends, Distributions and Taxes......................      25
Conversion Feature......................................      28
General Information.....................................      33

                             Adviser

                Alliance Capital Management L.P.
                   1345 Avenue Of The Americas
                    New York, New York  10105

Alliance Global Environment Fund, Inc. (the "Fund") seeks long-term capital appreciation through investment in equity securities of companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

The Fund is an open-end, non-diversified, management investment company. This Prospectus sets forth concisely the information that a prospective investor should know about the Fund before investing. A "Statement of Additional Information" for the Fund
dated [          ], 1997, which provides further information
regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of the Fund, which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., the Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and
(iii) certain other categories of investors described in the Prospectus, including investment advisory clients, of, and certain persons associated with, Alliance Capital Management L.P. and its affiliates or the Fund. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal
Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[Alliance Logo] (R)/SM These are registered marks used under license from the owner, Alliance Capital Management L.P.

                      The Fund At A Glance

The following summary is qualified in its entirety by the more detailed information contained inside this Prospectus.

The Fund's Investment Adviser Is . . .

   Alliance Capital Management L.P. ("Alliance"), a global investment adviser providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $199 billion in assets under management as of June 30, 1997. Alliance provides investment management services to employee benefit plans for 29 of the FORTUNE 100 companies.

The Fund

Seeks . . . Long-term capital appreciation.

Invests principally in . . . A non-diversified portfolio of equity securities of companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment ("Eligible Companies").

A Word About Risk . . .

   The price of shares of the Fund will fluctuate as the daily prices of the individual stocks and other equity securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. The Fund invests substantially all of its assets in equity securities of Eligible Companies. As a consequence, the Fund is subject to certain additional risks not typically associated with funds that have more diversified portfolios and that do not concentrate their investments in equity securities of Eligible Companies, including potential detrimental effects on Eligible Companies of high costs of technological development, rapid technological change and changing regulation, in addition to risks associated with investment in smaller companies. See "Certain Risk Considerations" below. Investment in the Fund involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are more fully discussed in this Prospectus.

Getting Started . . .

Shares of the Fund are available through your financial representative. The Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets, (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund, and
(iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. A shareholder's Advisor Class shares will automatically convert to Class A shares of the Fund under certain circumstances. See "Conversion Feature--Conversion to Class A Shares." Generally, a fee-based program must charge an asset-based or other similar fee and must invest in the aggregate at least $250,000 in Advisor Class shares of the Fund in order to be approved by AFD for investment in Advisor Class shares. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. Fee-based and other programs through which Advisor Class shares may be purchased may impose different requirements with respect to investment in Advisor Class shares than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares."

                          ALLIANCE LOGO

(R)/SM These are registered marks used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

                       EXPENSE INFORMATION
________________________________________________________________

Shareholder Transaction Expenses are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of the Fund and annual expenses for Advisor Class shares of the Fund. The Example following the table below shows the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

Maximum sales charge imposed on
    purchases (as a percentage of
    offering price)                                 None
Sales charge imposed on
    dividend reinvestments                          None
Deferred sales charge                               None
Exchange fee                                        None
________________________________________________________________

Operating Expenses

Management fees                                     1.10%
12b-1 fees                                           None
Other expenses (a)                                   1.13

Total fund operating
    expenses                                         2.23
                                                    =====

Example

After  1 year                                         $22
After  3 years                                        $69
After  5 years                                       $118
After 10 years                                       $254

________________________________________________________________

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate as mandated by Commission regulations. "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

________________________________________________________________

                            GLOSSARY
________________________________________________________________

The following terms are frequently used in this Prospectus. Many of these terms are explained in greater detail under "Description of the Fund - Additional Investment Practices."

Eligible Companies are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

Environmental Companies are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

Beneficiary Companies are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous wastes.

Equity Securities are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the
"Securities Act").

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Depositary receipts include American Depositary Receipts
("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

1940 Act is the Investment Company Act of 1940, as amended.

Commission is the U.S. Securities and Exchange Commission.

Code is the Internal Revenue Code of 1986, as amended.

___________________________________________________________

                     DESCRIPTION OF THE FUND
___________________________________________________________

         The Fund is a non-diversified management investment company. Until October 3, 1997, the Fund operated as a closed-end investment company, and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote. Except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. The Fund will not change these policies without notifying its shareholders. There is no guarantee that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE

         The Fund's investment objective is long-term capital appreciation through investment in equity securities (i.e., common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration) of Eligible Companies.

INVESTMENT POLICIES

         The Fund will invest in two categories of Eligible Companies--"Environmental Companies" and "Beneficiary Companies." Environmental Companies are those that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of Environmental Companies. Beneficiary Companies are those whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment. Examples of such companies could be companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous wastes. In this regard, the Fund may invest in an issuer with a broadly-diversified business, only a part of which provides such products, processes or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

         A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services. Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater and foods and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

         The environmental services industry is generally positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

         In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena which are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies which protect the environment.

         Alliance believes that global investing offers opportunities for superior investment returns. The Fund intends to spread investment risk among the capital markets of a number of countries and will invest in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency. As of April 30, 1997, approximately 84% of the Fund's net assets were invested in equity securities of U.S. companies.

         The Fund may also: (i) invest up to 20% of its total assets in warrants to purchase equity securities to the extent consistent with its investment objective; (ii) invest in depositary receipts; (iii) purchase and write put and call options on foreign currencies for hedging purposes; (iv) enter into forward foreign currency transactions for hedging purposes;
(v) invest in currency futures and options on such futures for hedging purposes; and (vi) make secured loans of its portfolio securities not in excess of 30% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices". The Fund may borrow to the maximum extent permitted under the 1940 Act in order to repurchase its shares or to meet redemption requests. In addition, the Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. See "Certain Fundamental Investment Policies."

ADDITIONAL INVESTMENT PRACTICES

         The Fund may engage in the following investment practices to the extent described above.

         Rights and Warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securities, however, although the value of a right or warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible Securities. Prior to conversion, convertible preferred stocks and convertible debt securities have the same general characteristics as non-convertible preferred stocks and non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying common stock, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying common stock. As with non-convertible preferred stocks and debt securities, the market values of convertible securities tend to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower dividend or interest yields than non-convertible securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks.

         Depositary Receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts.
ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of the Fund in depositary receipts are deemed to be investments in the underlying securities.

         Illiquid Securities. The Fund will not maintain more than 15% of its net assets in illiquid securities. Illiquid securities include direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g. when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), and many individually negotiated currency swaps.

         Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize their full value upon sale. Alliance will monitor the illiquidity of such securities with respect to the Fund under the supervision of the

Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Fund's Directors.

         The Fund may not be able to readily sell securities for which there is no ready market. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act, requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

         Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the foreign currency called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currency called for by the contract at a specified price on a specified date.

         Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

         Options on Foreign Currencies. As in the case of other kinds of options the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of the Fund for further discussion of the use, risks and costs of options on foreign currencies.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward contracts so as to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

         The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

         Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance (subject to review by the Fund's Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

         General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly. Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of the Fund.

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

         Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, short-term debt securities, including notes and bonds, and short-term foreign-currency denominated high-grade debt securities issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities the Fund may invest in while in a temporary defensive position, please see the Fund's Statement of Additional Information.

         Portfolio Turnover. Alliance anticipates that the Fund's annual rate of turnover generally will not exceed 100%. A 100% annual turnover rate would occur if all of the securities in the Fund's portfolio are replaced once in a period of one year.
A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in the Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

         The Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to the Fund are set forth in its Statement of Additional Information.

         The Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of the value of its total assets in the securities of any one issuer or 25% or more of the value of its total assets in the same industry, except that the Fund will invest more than 25% of its total assets in Environmental Companies, provided that this restriction does not apply to U.S. Government securities, but will apply to foreign government obligations unless the Commission permits their exclusion; (iii) borrow money or issue senior securities, except that the Fund may borrow (a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund; (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except (a) to secure permitted borrowings and (b) in connection with initial and variation margin deposits relating to futures contracts; (v) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate; (vi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any onetime; or (vii) buy or write (i.e., sell) put or call options, except (a) the Fund may buy foreign currency options or write covered foreign currency options and options on foreign currency futures and (b) the Fund may purchase warrants.

CERTAIN RISK CONSIDERATIONS

         Investment in the Fund involves the special risk considerations described below.

         Investing in Environmental Companies. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficulty in finding experienced employees.

         Many Eligible Companies tend to be companies with total market capitalizations of less than $500 million. Consequently, the Fund expects that a significant portion of its assets will be invested in equity securities of smaller companies. Investment in smaller companies involves greater risk than is customarily associated with the securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies.
The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

         Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the patriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

         The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures, which may involve additional costs to the Fund. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

         Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

         Currency Considerations. The Fund is permitted to invest substantially all of its assets in securities denominated in foreign currencies. A portion of the Fund's revenues corresponding to its foreign currency denominated investments will be received in such currencies. Therefore, the dollar equivalent of the Fund's net assets, income and distributions could be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. The Fund may, however, attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While it has this ability, there is no certainty as to whether and to what extent it will engage in these practices. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         U.S. and Foreign Taxes. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

         Non-Diversified Status. The Fund is a "non-diversified" investment company, which means it is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes" in the Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government securities are not subject to these limitations. Because the Fund, a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         Foreign government securities are not treated like U.S.
Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

________________________________________________________________

                   PURCHASE AND SALE OF SHARES
________________________________________________________________

HOW TO BUY SHARES

         The Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of the Fund may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets, (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund, and (iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the Fund under certain circumstances. For a more detailed description of the conversion feature and Class A shares, see "Conversion Feature."

         Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by AFD for investment in Advisor Class shares. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

         The Fund may refuse any order to purchase Advisor Class shares. In this regard, the Fund reserves the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How The Fund Values its Shares

         The net asset value of Advisor Class shares of the Fund is calculated by dividing the value of the Fund's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the Exchange is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in the Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

HOW TO SELL SHARES

         You may "redeem", i.e., sell your shares in the Fund to the Fund on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value (less, any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, the Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee based program or employee benefit plan, you should contact your financial representative.

Selling Shares Through Your Financial Representative

         Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that days net asset value (less any applicable
CDSC). Your financial representative is responsible for furnishing all necessary documentation to the Fund and may charge you for this service.

Selling Shares Directly To The Fund

         Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

              Alliance Fund Services
              P.O. Box 1520
              Secaucus, NJ 07096-1520
              (800) 221-5672

         Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to (800) 221-5672. Telephone redemption requests must be made by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

         The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

         During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

         AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, (800) 221-5672. Some services are described in the attached application. A shareholder manual explaining all available services will be provided upon request. To request a shareholder manual, call (800) 227-4618.

HOW TO EXCHANGE SHARES

         You may exchange your Advisor Class shares of the Fund for Advisor Class shares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on the Fund business day in order to receive that day's net asset value.

         Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request.
Call AFS at (800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL

         If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in this Prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

         The Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of the shares of the Fund have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You may obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at (800) 221-5672 or by contacting your financial representative.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

ADVISER

         Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund, subject to the general supervision and control of the Directors of the Fund.

         Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1997 of more than $199 billion (of which more than $71 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by Alliance comprising more than 116 separate investment portfolios currently have over two million shareholders. As of June 30, 1997, Alliance provided investment management services to employee benefit plans for 29 of the Fortune 100 companies.

         Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Fund's Statement of Additional Information under "Management of the Fund."

         Under the Advisory Agreement, the Fund pays Alliance a fee at the annual rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets, and .80% of the Fund's average daily net assets over $200 million. The fee is accrued daily and paid monthly.

         The person primarily responsible for the day-to-day management of the Fund's portfolio since August 1995 has been Jeremy R. Kramer, a Vice President of ACMC, with which he has been associated since 1993. Previously, he was a securities analyst with Neuberger & Berman.

DISTRIBUTION SERVICES AGREEMENT

         The fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. The Glass-Steagal Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

DIVIDENDS AND DISTRIBUTIONS

         If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

         Each income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive income dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

         While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

         If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

         Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

         The Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that the Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves the Fund of federal income taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

         Under the current federal tax law, the amount of an income dividend or capital gains distribution declared by the Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

         Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         Distributions by the Fund may be subject to state and local taxes. The Fund is qualified to do business in the Commonwealth of Pennsylvania and, therefore, is subject to the Pennsylvania foreign franchise and corporate net income tax in respect of its business activities in Pennsylvania. Accordingly, shares of the Fund are exempt from Pennsylvania personal property taxes. The Fund anticipates continuing such business activities but reserves the right to suspend them any time, resulting in the termination of the exemption.

         The Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies the Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

         Under certain circumstances, if the Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by the Fund. Shareholders are urged to consult their tax advisers regarding their own tax situation.

________________________________________________________________

                       CONVERSION FEATURE
________________________________________________________________

CONVERSION TO CLASS A SHARES

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase and Sale of Shares--How to Buy Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan or to be associated with the investment adviser or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase and Sale of Shares--How to Buy Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge.

DESCRIPTION OF CLASS A SHARES

         The following tables set forth maximum transaction costs, annual expenses, per share income and capital charges for Class A shares of the Fund. Class A shares are subject to a distribution fee that may not exceed an annual rate of .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.

         Shareholder Transaction Expenses are one of several factors to consider when you invest in the Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of the Fund and annual expenses for Class A shares of the Fund. The "Examples" following the table below show the cumulative expenses attributable to a hypothetical $1,000 investment for the periods specified.

Class A Shares

Maximum sales charge imposed on purchases
    (as a percentage of offering price)(a)          None
                                                (sales charge
                                                   waived)

Sales charge imposed on dividend
    reinvestments                                   None
Deferred sales charge (as a percentage of
    original purchase price or redemption
    proceeds, whichever is lower)                   None
Exchange Fee                                        None

Operating Expenses
Management fees                                     1.10%
12b-1 fees                                           .30%
Other expenses (b)                                  1.13%

Total fund operating expenses                       2.53%
                                                   ======

Examples
After  1 year                                       $ 26
After  3 years                                      $ 79
After  5 years                                      $135
After 10 years                                      $287

________________________________________________________________

(a) Advisor Class shares convert to Class A shares at asset value and without the imposition of any sales charge and accordingly the maximum sales charge of 4.25% on most purchases of Class A shares for cash does not apply.
(b) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholders's account.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that investor in the Fund will bear directly or indirectly. Long-term shareholders of Class A shares of the Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges totaling permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Rule 12b-1 fee for Class A comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to Class A and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. "Other Expenses" for Class A shares are based on estimated amounts for the Fund's current fiscal year. The Examples set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulation. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE
EXPENSES:  ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE
SHOWN.

         Financial Highlights. The following table presents per share income and capital changes for a share outstanding throughout each period indicated. The Fund operated as a closed-end investment company through October 3, 1997, when it converted to an open-end investment company and all shares of its common stock then outstanding were reclassified as Class A shares.

Except as indicated below, the information in the table has been audited by Ernst & Young LLP, the independent auditors of the Fund. A report of Ernst & Young LLP on the information with respect to the Fund appears in the Fund's Statement of Additional Information. The following information should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional
Information.

         Further information about the Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                           Six
                          Months                                                 June 1,
                           ended                                                  1990*
                         April 30,                                                to
                           1997               Year Ended October 31,            October 31,
                        (unaudited)  1996    1995   1994   1993    1992  1991      1990

Net asset value,
  beginning  of year       $ 16.48   12.37  11.74  10.97   10.78   13.12  12.46    13.83

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
 (loss)                   (.10)(a)(.13)(a)    .03      0     .01     .01    .13      .20
Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions                 .62    4.26    .60    .77     .18  (2.17)    .87   (1.57)
Net increase
  (decrease) in net
  asset value from
  operations                   .52    4.13    .63    .77     .19  (2.16)   1.00   (1.37)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income              0   (.02)      0      0       0   (.10)  (.25)        0
Distributions from net
  realized gain on
  investments and
  foreign currency
  transactions              (1.13)       0      0      0       0   (.08)  (.09)        0
Total dividends and
  distributions             (1.13)   (.02)      0      0       0   (.18)  (.34)        0
                             -----   -----      -      -       -   -----  -----        -
Net asset value, end
  of year                  $ 15.87   16.48  12.37  11.74   10.97   10.78  13.12    12.46
                           =======   =====  =====  =====   =====   =====  =====    =====
Market value, end of
  year                    $ 14.625   13.25  9.375   9.50    9.25    9.50  11.38    10.00
                          ========   =====  =====   ====    ====    ====  =====    =====

TOTAL RETURN
Total investment



                               32




  return based on: (b)
  Market value              19.70%  41.60%(1.32)%  2.70% (2.63%)(15.22)% 17.38% (28.32)%
  Net asset value            4.43%  33.48%  5.37%  7.02%   1.76%(16.59)%  8.66% (10.68)%

RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  year (000's omitted)            $ 94,705100,271 85,416  81,102  75,805 74,442   90,61286,
  041
Ratio of expenses to
  average net assets      1.51%(c)   1.60%  1.57%  1.67%   1.62%   1.63%  1.49% 1.72%(c)

Ratio of net
  investment income
  (loss) to average
  net assets            (1.19)%(c)  (.85)%   .21% (.04)%    .15%    .10%   .95% 3.59%(c)
Portfolio turnover
  rate                        167%    268%   109%    42%     25%     41%    32%       4%
Average commission
  rate (d)                 $0.0503  $.0313     --     --      --      --     --       --


_______________________
*    Commencement of operations.

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(c)  Annualized.






                               33




(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into US dollars using the prevailing exchange rate on the date of the transaction.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

PORTFOLIO TRANSACTIONS

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

         The Fund is a Maryland corporation organized on February 20, 1990. It commenced operations, as a closed-end management investment company, on June 1, 1990. Effective after the close of business on October 3, 1997, the Fund converted to an open-end management investment company and all shares of its common stock then outstanding were reclassified as Class A shares. The Fund commenced a continuous public offering of its Class A shares, Class B shares, Class C shares and Advisor Class shares on October 6, 1997. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder in the Fund will be entitled to share pro rata with other holders of the same class of shares in all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC or fee. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote as a single series or class on matters, such as the election of Directors, that affect each portfolio or class in substantially the same manner. Class A, Class B, Class C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses, Class B shares convert to Class A shares after eight years and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND
DIVIDEND-DISBURSING AGENT

         AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund.

PRINCIPAL UNDERWRITER

         AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund.

PERFORMANCE INFORMATION

         From time to time, the Fund advertises its total return, which is computed separately for each class of shares, including Advisor Class shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid. The Fund's advertisements may quote performance rankings or ratings of the Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare the Fund's performance to various indices.

ADDITIONAL INFORMATION

         This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.











































                               36
00250070.AU7

                               ALLIANCE GLOBAL
                               ENVIRONMENT FUND, INC.
_________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                              1997
_________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Global Environment Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares
of the Fund dated        , 1997 and the current Prospectus for
the Fund that offers the Advisor Class shares of the Fund dated
       , 1997 (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares of the Fund, the "Prospectus"). Copies of either Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                            Page

Description of the Fund...............................         2
Management of the Fund................................         8
Expenses of the Fund..................................        15
Purchase of Shares....................................        17
Redemption and Repurchase of Shares...................        35
Shareholder Services..................................        39
Net Asset Value.......................................        46
Dividends, Distributions and Taxes....................        47
Brokerage and Portfolio Transactions..................        55
General Information...................................        57
Financial Statements and Report of
  Independent Auditors................................        60

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

                     DESCRIPTION OF THE FUND
________________________________________________________________

   Additional Information with Respect to Global Environmental
Matters

         Existing laws in the United States and Europe already mandate remedial efforts to deal with pollution. In addition, the Adviser believes that there is an emerging political consensus in the United States and Western Europe that additional governmental action to control and prevent future pollution is vital to the environment and the global economy. In the United States, the Environmental Protection Agency (the "EPA") has the duty of imposing and enforcing environmental standards on American industry. The EPA has identified over 1,000 toxic waste sites that require immediate attention. To date, Congress has enacted at least 20 major pieces of environmental protection legislation covering, among other things, solid waste, water pollution, air pollution, and nuclear waste. A Congressional study recently estimated that the cost of cleanup of chemically contaminated sites may be near $500 billion over the next 50 years. In addition, many state legislatures are implementing rigorous environmental statutes that, for instance, require state approval before closing, terminating or transferring ownership of industrial facilities. In the private sector, a growing number of companies have elected representatives of environmental interests to their boards of directors. In the opinion of the Adviser, as federal, state and local legislation becomes more stringent, many Environmental Companies, as well as Beneficiary Companies involved in the development and manufacture of environmentally safe products will be afforded additional opportunities for growth.

         Existing European environmental laws are generally less rigorous than those in the United States. Moreover, in many industrial zones in Eastern Europe, air and water pollution have reached unprecedented levels and, more generally, there has been little application of the services and technologies marketed by Environmental Companies. While there can be no assurance that Eastern European governments will sustain environmentally protective policies or that their weakened economies will prove able to afford the cost of effective policies of this nature, the Adviser believes that it is likely that over the long term many Eligible Companies, especially those based in Western Europe, will benefit from substantial additional demand for their goods and services from Eastern Europe.

         Environmental awareness is growing in Japan as well, leading to new demands on the Japanese government to take steps to protect the environment, both in Japan and abroad, through the funding of environmental programs and the promotion of environmentally sensitive technologies. Japanese industry, which developed innovate anti-pollution technologies to effectively purify contaminated gas and wastes emitted from automobiles and factories, is now being provided with governmental incentives (including research grants) to develop new technologies in other areas. As a result of its participation in the United Nations Environment Program, Japan has recently agreed to monitor the transboundary movement of hazardous industrial wastes in Asia.
In addition, Japan has announced plans to establish regulations under which industrial wastes produced in Japan can be properly processed. The Japanese government also has pledged to increase overseas development assistance for pollution control and other environmental projects in developing countries. In the opinion of the Adviser, the active role of the Japanese government in the development of environmentally sensitive technologies and its participation in global environmental projects will provide significant additional growth opportunities for many Environmental Companies and Beneficiary Companies.

         In other areas of the world, environmental protection issues are also moving to the forefront. In the Pacific Rim, countries are now experiencing the side effects of their industrialization. For example, Australia's rain forest has been substantially destroyed (there are tentative plans to replant one billion trees by the year 2000) and forest damage is also extensive in Thailand, Indonesia and the Philippines. To date, however, government regulation in this area has been slow to develop as a result of enforcement problems, legislative delays and the expenses associated with compliance. In Australia, growing political awareness of environmental issues has begun to affect the regulatory framework. Recent measures aimed at addressing these concerns have included, among other things, a national review of state pollution laws aimed at achieving uniform penalty and enforcement standards, tighter controls on emissions affecting the ozone layer and investigations regarding the greenhouse effect.

Additional Investment Policies and Practices

         The Fund may engage in the following investment policies and practices to the extent described in the Prospectus.

         Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the

Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

         The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following:
(1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

         Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

         General. The successful use of the Fund's investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Investment Adviser's ability to forecast price movements correctly. Should prices move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities hedged will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in options depends on the availability of liquid markets in such instruments. If a secondary market does not exist with respect to an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of the Fund.

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

         Defensive Position.   For temporary defensive purposes,
the Fund may vary from its investment objective during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and, instrumentalities ("U.S. Government Securities"), bank deposits, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, rated A or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch") or, if not so rated, of equivalent investment quality as determined by the Adviser.

Certain Fundamental Investment Policies

         The following restrictions may not be changed without a vote of a majority of the Fund's outstanding voting securities.

         The Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of the value of its total assets in the securities of any one issuer or 25% or more of the value of its total assets in the same industry, except that the Fund will invest more than 25% of its total assets in Environmental Companies, provided that this restriction does not apply to U.S. Government securities, but will apply to foreign government obligations unless the Commission permits their exclusion; (iii) make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies and (b) the lending of portfolio securities; (iv) borrow money or issue senior securities, except that the Fund may borrow (a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund; (v) pledge, hypothecate, mortgage or otherwise encumber its assets, except (a) to secure permitted borrowings and (b) in connection with initial and variation margin deposits relating to futures contracts; (vi) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate; (vii) invest in companies for the purpose of exercising control; (viii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any onetime; (ix) buy or write (i.e., sell) put or call options, except (a) the Fund may buy foreign currency options or write covered foreign currency options and options on foreign currency futures and (b) the Fund may purchase warrants; or (x) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, (b) purchase or sell commodities or commodity contracts (except foreign currencies, foreign currency options and futures and forward contracts or contracts for the future acquisition or delivery of foreign currencies and related options on futures contracts and other similar contracts), (c) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs,
(d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions or
(e) act as an underwriter of securities, except that the Fund may acquire securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act.

         Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after, and as a result of the Fund's acquisition of, such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of any such maximum.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Directors and Officers

         The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA, 52,* Chairman and President of the Fund, is the President, the Chief Operating Officer, the Chief
Financial Officer and a Director of Alliance Capital Management
Corporation, the general partner of the Adviser ("ACMC"), with which he has been associated since prior to 1992.

         DAVID H. DIEVLER, 67, was formerly and a Senior Vice President of ACMC with which he had been associated since prior to 1991 through 1994. He is currently an Independent Financial Consultant. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 55, has been the President of Historic
Hudson Valley (historic preservation) since 1990.  He was
formerly Director of the National Academy of Design.  His address
____________________

* An "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940
       Act").

is Historic Hudson Valley, 150 White Plains Road, Tarrytown, New
York 10591.

         W.H. HENDERSON, 70, joined The Royal Dutch/Shell Group in 1948 and served in Singapore, Japan, South Africa, Hong Kong and London. The greater part of his service was in Japan and between 1969 and 1972 he was Managing Director and Chief Executive Officer of The Shell Company of Hong Kong Limited.
Mr. Henderson retired from the Royal Dutch/Shell Group in 1974 in order to establish his own oil and gas consulting business.
Mr. Henderson is currently a Director of a number of investment companies.

         STIG HOST, 70, is the Chairman and Chief Executive Officer of International Energy Corp. (oil and gas exploration), with which he has been associated since prior to 1991. He is also Chairman and Director of Kriti Exploration, Inc. (oil and gas exploration and production), Managing Director of Kriti Oil and Minerals, N.V., Chairman of Kriti Properties and Development Corporation (real estate), Chairman of International Marine Sales, Inc. (marine fuels), a Director of Florida Fuels, Inc. (marine fuels) and President of Alexander Host Foundation. He is also a Trustee of the Winthrop Focus Funds. His address is 36 Keofferam Road, Old Greenwich, Connecticut 06870.

         RICHARD M. LILLY, 67, was formerly President and Chief Executive Officer of Esso Italiana, S.p.A., Esso Europe-Africa Services and Esso North Europe A/S since prior to 1991. His address is 70 Palace Gardens Terrace, London W8 4RR England.

         ALAN STOGA, 46, has been a Managing Director and a member of the Board of Directors of Kissinger Associates, Inc.
since prior to 1992. His address is Kissinger Associates, Inc., 350 Park Avenue, New York, New York 10022.

Officers

         JOHN D. CARIFA, Chairman and President, see biography above.

         KATHLEEN A. CORBET, 37, Senior Vice President, is an
Executive Vice President of ACMC, with which she has been associated since July 1993. Prior thereto, she was employed by Equitable Capital since prior to 1992.

         MARK H. BREEDON, 44, Vice President-Investments, is a
Vice President of ACMC and a Director and Senior Vice President of Alliance Capital Limited ("ACL"), with which he has been associated since prior to 1992.

         FRANCIS P. REEVES, 24, Vice President, is a Vice President of ACL with which he has been associated since March 1996. Prior thereto, he was an investment adviser for Citibank and an assistant trader for Mitsubishi Finance International.

         JEREMY R. KRAMER, 35, Vice President-Investments, is a
Vice President of ACMC with which he has been associated since
1993.  Previously, he was a securities analyst with Neuberger &
Berman.

         THOMAS BARDONG, 52, Vice President, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1992.

         DANIEL V. PANKER, 58, Vice President, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1992.

         EDMUND P. BERGAN, JR., 47, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD"), and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1992.

         DOMENICK PUGLIESE, 36, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994 and prior thereto he was Vice President and Associate General Counsel of Prudential Securities since 1992.

         MARK D. GERSTEN, 46, Treasurer and Chief Financial
Officer, is a Senior Vice President of ("AFS"), with which he has been associated since prior to 1992.

         VINCENT S. NOTO, 32, Controller, is a Vice President of
AFS, with which he has been associated since 1992.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1996, the aggregate compensation paid to each of the Directors during the calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                 Total Number
                                                 Total Number    of Investment
                                                 of Funds in     Portfolios
                                                 the Alliance    Within the
                                                 Fund Complex,   Funds,
                                 Compensation    Including the   Including the
                                 From the        Fund, as to     Fund, as to
                                 Alliance Fund   which the       which the
Name of           Aggregate      Complex,        Director is a   Director is a
Director          Compensation   Including the   Director or     Director or
of the Fund       From the Fund  Fund            Trustee         Trustee

John D. Carifa    $ -0-          $ -0-           50              75
David H. Dievler  $ 4,900        $182,200        43              78
John H. Dobkin    $ 4,900        $121,250        30              51
W.H. Henderson    $10,500        $ 31,750         5               5
Stig Host         $10,500        $ 31,750         5               5
Richard M. Lilly  $10,500        $ 31,750         5               5
Alan Stoga        $10,500        $ 31,750         5               5


         As of August 21, 1997 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser

         Alliance Capital Management L.P., a New York Stock Exchange ("Exchange") listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an Advisory Agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund, subject to the supervision and control of the Board of Directors of the Fund.

         The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1997 of more than $199 billion (of which more than $71 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of June 30, 1997, the Adviser managed employee benefit assets for 29 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of five domestic offices and the offices of subsidiaries in , Istanbul, London, Mumbai, Paris, Sao Paolo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The fifty-four registered investment companies 115 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA-UAP, a French insurance holding company. As of March 1, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Advisor ("Units"). As of March 31, 1997, approximately 34% and 9% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including an employee of the Adviser who serves as a Director of the Fund.

         As of March 1, 1997, AXA-UAP and its subsidiaries owned 60.7% of the issued and outstanding shares of the capital stock of ECI. ECI is a public company with shares traded on the Exchange. AXA-UAP, a French company, is the holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities, principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA-UAP, on March 1, 1997, 22.5% of the issued ordinary shares (representing 33.0% of the voting power) of AXA-UAP were controlled directly and indirectly by Finaxa, a French holding company. As of March 1, 1997, 61.4% of the shares (representing 72.0% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.9% of the shares, representing 40.0% of the voting power), and 23.7% of the shares of Finaxa (representing 14.6% of the voting power) were owned by Banque Paribas, a French bank ("Paribas"). Including the ordinary shares owned by Finaxa, on March 1, 1997, the Mutuelles AXA directly or indirectly controlled 26.0% of the issued ordinary shares (representing 38.1% of the voting power) of AXA-UAP. Acting as a group, the Mutuelles AXA control AXA-UAP and Finaxa.

         In November 1996, AXA offered (the "Exchange Offer") to acquire 100% of the ordinary shares ("UAP Shares") of FF10 each of Compagnie UAP, a societe anonyme organized under the laws of France ("UAP"), in exchange for ordinary shares ("Shares") and Certificates of Guaranteed Value ("Certificates") of AXA. Each UAP shareholder that tendered UAP Shares in the Exchange Offer received two Shares and two Certificates for every five UAP Shares so tendered. On January 24, 1997, AXA acquired 91.37% of the outstanding UAP Shares. AXA-UAP currently intends to merge (the "Merger") with UAP at some future date in 1997. It is anticipated that approximately 11,706,826 additional Shares will be issued in connection with the Merger to UAP shareholders who did not tender UAP shares in the Exchange Offer. If the Merger had been completed at March 1, 1997, Finaxa would have beneficially owned (directly and indirectly) approximately 21.7% of the Shares (representing approximately 32.0% of the voting power), and the Mutuelles AXA would have controlled (directly or indirectly through their interest in Finaxa) 25.1% of the issued ordinary shares (representing 36.8% of the voting power) of AXA-UAP. On January 17, 1997, AXA announced its intention to redeem its outstanding 6% Bonds (the "Bonds"). Between February 14, 1997 and May 14, 1997, holders of the Bonds had the option to convert each Bond into 5.15 Shares. On May 15, 1997, each Bond still outstanding was redeemed into cash at FF1,285 plus FF9.29 accrued interest. Finaxa converted the Bonds it had owed into 2,153,308 Shares. After giving effect to the conversion of all outstanding Bonds into Shares and to the Merger as if it had been completed at March 1, 1997, Finaxa would have beneficially owned (directly and indirectly) approximately 21.4% of the Shares (representing 31.3% of the voting power), and the Mutuelles AXA would have controlled (directly or indirectly through their interest in Finaxa) 24.7% of the issued ordinary shares (representing 36.0% of the voting power) or AXA-UAP.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers. Under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets, and
 .80% of the Fund's average daily net assets over $200 million. The fee is accrued daily and paid monthly.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities, or by a vote of a majority of the Fund's Directors on 60 days' written notice or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Advisory Agreement became effective on October 3, 1997 in connection with the conversion of the Fund to an open-end investment company. The Advisory Agreement replaced an Investment Management and Administration Agreement ("Management Agreement") between the Fund and the Adviser. At a meeting called for such purpose and held on April 23, 1997, the Advisory Agreement was approved by a majority of the members of the Board of Directors, including a majority of the Directors who are not parties thereto nor interested persons of any such party as defined in the 1940 Act. At a meeting held on July 17, 1997, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement. The Advisory Agreement will continue in effect until December 31, 1997 and thereafter for successive twelve-month periods (computed from each January 1), provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act.

         The rate of the advisory fee payable under the Advisory Agreement is the same as the rate payable of management fee under the Management Agreement, except that under the Management Agreement the Adviser was paid a monthly fee at an annual rate computed upon the Fund's average weekly net assets. For the fiscal years of the Fund ended in 1996, 1995 and 1994, the Adviser received from the Fund $1,073,769, $890,857 and $865,412, respectively, in management fees.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provides for the financing of the distribution of the relevant class of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on October 3, 1997. The Agreement will continue in effect for successive twelve-month periods with respect to a class (computed from each January 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement related thereto.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or
(b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Pursuant to a Transfer Agency Agreement that became effective on October 3, 1997, Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares. Prior thereto, State Street Bank and Trust Company, which is not affiliated with the Fund or the Adviser, provided transfer agency services to the Fund.

                       PURCHASE OF SHARES


         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or
(iv) by directors and present or retired full-time employees of Koll Real Estate Services. Generally, a fee-based program must charge an asset- based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative, receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent.

This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares, (iv) each of Class A, Class B and
Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and the Advisor Class shareholders, and the Class A, Class B and Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares**

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on
____________________

** Advisor Class shares are sold only to investors described above in this section under "--General."

Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                  Discount or
                                                  Commission
                                      As % of     to Dealers
                         As % of      the         or Agents
                         Net          Public      As % of
Amount of                Amount       Offering    Offering
Purchase                 Invested     Price       Price
________                 ________     ________    __________

Less than
   $100,000. . .         4.44%        4.25%       4.00%
$100,000 but
    less than
    $250,000. . .        3.36         3.25        3.00
$250,000 but
    less than
    $500,000. . .        2.30         2.25        2.00
$500,000 but
    less than
    $1,000,000*. . .     1.78         1.75        1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares - Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of shares of the Fund on April 30, 1997, the date of the most recent financial statements of the Fund set forth herein (which was prior to the reclassification of such shares as Class A shares).

              Net Asset Value per Class A Share at       $15.87
                April 30, 1997

              Class A Per Share Sales Charge
                4.25% of offering price (4.44% of
                net asset value per share)                  .71
                                                         _______
              Class A Per Share Offering Price to
                the public                               $16.58
                                                         ======


         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund" Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.

Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund

  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period, and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including:

         (i) investment management clients of the Adviser or its affiliates;

         (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, or a sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

         (iii)  the Adviser, the Principal Underwriter, Alliance
Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal
Underwriter, Alliance Fund Services, Inc. and their affiliates;

         (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;

         (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services;

         (vi) persons who establish to the Principal
Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter;

         (vii) employer-sponsored qualified pensions or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7), retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter; and

         (viii) persons who both (a) held shares of the Fund at the effective time of the conversation of the Fund from a closed-end to an open-end investment company, and (b) thereafter have continuously held Class A shares of the Fund.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                        Contingent Deferred Sales Charge as a %
Year Since Purchase        of Dollar Amount Subject to Charge
____________________    _______________________________________

First                                  4%
Second                                 3%
Third                                  2%
Fourth                                 1%
Fifth and thereafter                   None


         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986 as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services-Systematic Withdrawal Plan" below).

         Conversion Feature.   Eight years after the end of the
calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares-- General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by Electronic Funds Transfer once in any 30 day period (except for certain omnibus accounts) of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions--General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

         Temporary Fee Applicable to Redemptions and Exchanges of Certain Class A Shares. Class A shares of the Fund that were outstanding and reclassified as Class A shares at the time the Fund converted to an open-end investment company and that are redeemed or exchanged for shares of other Alliance Mutual Funds on or prior to October 2, 1998, will be subject to a fee equal to 2% of the net asset value of such shares at the time of such redemption or exchange. The fee will be deducted from the amount otherwise payable to holders of such Class A shares upon redemption or exchange and will be retained by the Fund. The fee will not be imposed with respect to other outstanding Class A shares of the Fund or shares issued upon reinvestment of dividends paid on shares of the Fund. In determining the amount of the fee with respect to a particular redemption or exchange, it will be assumed that the redemption or exchange is first of any shares to which the fee does not apply and second of any shares to which the fee does apply. The fee may be reduced or terminated at any time at the direction of the Board of Directors of the Fund.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectuses under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing Electronic Funds Transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the

Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Fund shareholder and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $5 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains distributions paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House

("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         The per share net asset value is determined once daily as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares and on such other days as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act. A Fund business day is any day on which the Exchange is open for trading. The net asset value is the net worth of the Fund (assets including securities at market value minus liabilities) divided by the number of Fund shares outstanding.

          The assets belonging to the Class A shares, the Class B shares, the Class C shares and the Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class.

         All securities listed on an exchange for which market quotations are readily available are valued at the closing price on the exchange on the day of valuation or, if no such closing price is available, at the mean of bid and ask price quoted on such day. Other securities for which market quotations are readily available will be valued in a like manner. Options will be valued at such market value or fair value if no market exists. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price. If there are no quotations available for the day of valuations, the last available closing price will be used. Securities and assets for which market quotations are not readily available (including investments that are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Fund's Board of Directors.

         Short-term debt securities that mature in less than 60 days are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase when acquired by the Fund was more than 60 days, unless such amortized cost is determined by the Board of Directors not to represent fair value.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

United States Federal Income Taxation of Dividends and
Distributions

         General. The Fund intends to qualify and elect to be treated as a "regulated investment company" under sections 851 through 855 of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things,
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; ; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies); and (iii) with respect to its taxable years beginning before November 1, 1997 derive less than 30% of its gross income in each such taxable year from the sale or other disposition within three months of their acquisition by the Fund of stocks, securities, options, futures or forward contracts and foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities). These requirements, among other things, may limit the Fund's ability to write and purchase options and futures contracts.

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

         Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Dividends paid by the Fund and received by a corporate shareholder are eligible for the dividends received deduction to the extent that the Fund's income is derived from certain dividends received from domestic corporations, provided the corporate shareholder holds shares in the Fund for at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder becomes entitled to receive the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. In addition, the dividends received deduction will be disallowed to the extent the investment in shares of the Fund is financed with indebtedness.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his Fund shares. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. In the case of an individual shareholder, the applicable tax rate imposed on long-term capital gain differs depending on whether the shares were held at the time of the sale or redemption for more than eighteen months, or for more than one year but not more than eighteen months. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Foreign Taxes. Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund.
Under legislation enacted in August 1997, a shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund at least 16 days during the 30-day period beginning 15 days before the date on which the shareholder becomes entitled to receive the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year, and if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." Under legislation enacted in August 1997, the Fund will be permitted to elect beginning with its taxable year beginning November 1, 1998 to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

         Currency Fluctuations. "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition or a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. If such distributions exceed such shareholder's basis, such excess will be treated as a gain from the sale of shares.

         Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts will be considered 60% long-term and 40% short-term capital gain or loss. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to equity options or options traded over-the-counter, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss will be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option or futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss;
(iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

   Taxation of Foreign Shareholders

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

Other Taxation

         The Fund may be subject to state and local taxes.

________________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
________________________________________________________________

         The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with advisory clients other than the Fund.

         Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser.

         During the fiscal years ended in 1996, 1995 and 1994, the Fund incurred brokerage commissions amounting in the aggregate to $875,673, $347,909 and $148,540, respectively.
During the fiscal years ended November 30, 1996, 1995 and 1994, brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to DLJ, and brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended October 31, 1996, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended October 31, 1996, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions of 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended October 31, 1996, transactions in the portfolio securities of the Fund aggregating $477,629,446 with associated brokerage commissions of approximately $788,106 were allocated to persons or firms supplying research services to the Fund or the Adviser.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock , each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series.

         At October 3, 1997, there were 5,967,269 shares of common stock of the Fund outstanding, all of which were Class A shares.

         In a filing made with the Securities and Exchange Commission (the "Commission") on April 7, 1997, Bowling Portfolio Management, Inc., 2651 Observatory Avenue, Cincinnati, Ohio 45208-2040, reported beneficial ownership of 740,328 shares or approximately 12.4%, of the Fund's common stock. As of August 21, 1997, Nomura Securities Co. Ltd., 9-1, Nihonbashi 1-Chrome, Chou-Ku, Tokyo 103, Japan, held of record 327,600 shares, or approximately 5.5%, of the Fund's common stock.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

Custodian

         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661 ("Brown Brothers") will act as the Fund's custodian. The Fund's securities and cash are held by Brown Brothers pursuant to a custodian agreement. Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Performance Information

         From time to time the Fund advertises its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for its most recently completed one, five and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         From June 1, 1990 through October 3, 1997, the Fund operated as a closed-end investment company. Effective after the close of business on that date, the Fund commenced operations as an open-end investment company and all outstanding shares of the Fund were reclassified as Class A shares. The Fund's average annual compounded total return based on net asset value for Class A shares for the one- and five-year periods ended April 30,

1997, and from the inception of the Fund through that date, were 13.08%, 7.04% and 3.80%, respectively.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance, but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Fund as measured by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

________________________________________________________________

                      FINANCIAL STATEMENTS
________________________________________________________________










                               60
00250070.AU7

ALLIANCE GLOBAL ENVIRONMENT FUND

ANNUAL REPORT
OCTOBER 31, 1996


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

COMPANY                                         SHARES      U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-94.6%
AUSTRALIA-2.3%
Brambles Industries, Ltd.                       142,000      $ 2,351,833
CANADA-6.7%
Laidlaw, Inc. Cl. B. (a)                        255,000        2,996,250
Laidlaw, Inc. Cl. B.                             25,000          293,635
Philip Environmental, Inc. (b)                  329,000        3,422,611
                                                             ------------
                                                               6,712,496

FRANCE-2.4%
Generale des Eaux                                20,000        2,390,571

JAPAN-1.9%
Ebara Corp.                                     135,000        1,945,860

NETHERLANDS-0.6%
Thermo Eurotech (b) (c)                         165,000          583,380

UNITED STATES-80.7%
Allied Waste Industries, Inc. (b)               515,000        4,667,188
American Disposal Services, Inc. (b)            675,000       10,800,000
Culligan Water Technologies, Inc. (b)           110,000        4,125,000
Cuno, Inc. (b)                                   60,000          960,000
Cytec Industries, Inc. (b)                      109,000        3,896,750
EMCOR Group, Inc. (b)                           290,000        4,241,250
GNI Group, Inc. (b)                             115,000          704,375
International Alliance Services (b)              40,800          408,000
International Technology Corp. (b)            1,600,000        3,800,000
Ionics, Inc. (b)                                 12,000          552,000
Landec Corp. (b)                                600,000        5,325,000
Newpark Resources, Inc. (b)                     110,000        4,125,000



                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
Osmonics, Inc. (b)                               31,000      $   658,750
Polymer Group (b)                               220,000        2,805,000
Republic Industries, Inc. (b)                   300,000        9,337,500
Superior Services, Inc. (b)                      35,000          603,750
Tetra Technologies, Inc. (b)                     70,000        1,461,250
Thermatrix, Inc. (b)                             30,000          300,000
Thermo Fibergen, Inc. (b)                        70,000          883,750
Thermo Power Corp. (b)                          175,000        1,673,438
Trex Medical Corp. (b)                           35,000          616,875
UCAR International, Inc.                         90,000        3,521,250
United Waste Systems, Inc. (b)                  140,000        4,812,500
U.S. Filter Corp. (b)                           170,000        5,865,000
USA Waste Services, Inc. (b)                    150,000        4,800,000
                                                             ------------
                                                              80,943,626

Total Common Stocks
  (cost $85,791,431)                                          94,927,766

COMMERCIAL PAPER-4.8%
UNITED STATES-4.8%
American Express Co.
  5.28%, 11/07/96 (d)                             3,700        3,696,744
Prudential Insurance Co. of America
  5.25%, 11/05/96 (d)                             1,100        1,099,358
Total Commercial Paper
  (amortized cost $4,796,102)                                  4,796,102

TOTAL INVESTMENTS-99.4%
  (cost $90,587,533)                                          99,723,868
Other assets less liabilities-0.6%                               546,936

NET ASSETS-100%                                             $100,270,804


(a)  Foreign security denominated in U.S. dollars.
(b)  Non-income producing security.
(c)  Restricted security, valued at fair value. (See Notes A and E.)
(d)  Market yield effective at purchase date.

     See notes to financials.


5



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $90,587,533)           $ 99,723,868
  Cash                                                                   27,836
  Receivable for investment securities sold                           2,510,721
  Dividends receivable                                                   66,200
  Prepaid expenses                                                        2,880
  Total assets                                                      102,331,505

LIABILITIES
  Payable for investment securities purchased                         1,567,538
  Payable for capital stock redeemed                                    210,821
  Management fee payable                                                 94,278
  Accrued expenses                                                      188,064
  Total liabilities                                                   2,060,701

NET ASSETS                                                         $100,270,804

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     60,850
  Additional paid-in capital                                         84,935,027
  Accumulated net realized gain on investments and foreign
    currency transactions                                             6,138,329
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                       9,136,598
                                                                   $100,270,804

NET ASSET VALUE PER SHARE (based on 6,084,969 shares outstanding)        $16.48


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends(net of foreign taxes withheld of $26,171)  $  568,489
  Interest                                                159,711  $   728,200

EXPENSES
  Management fee                                        1,073,769
  Custodian                                               175,519
  Audit and legal                                          98,499
  Directors' fees                                          66,715
  Transfer agency                                          37,577
  Registration                                             32,504
  Printing                                                 23,481
  Miscellaneous                                            53,874
  Total expenses                                                     1,561,938
  Net investment loss                                                 (833,738)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      20,448,020
  Net realized loss on foreign currency transactions                  (565,933)
  Net change in unrealized appreciation of:
    Investments                                                      6,304,365
    Foreign currency denominated assets and liabilities                 (1,382)
  Net gain on investments and foreign currency transactions         26,185,070

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $25,351,332


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

                                                      YEAR ENDED    YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                         1996          1995
                                                    -------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                      $   (833,738)  $   170,945
  Net realized gain on investments and foreign
    currency transactions                             19,882,087       348,367
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                             6,302,983     3,795,897
  Net increase in net assets from operations          25,351,332     4,315,209

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                 (138,142)           -0-

CAPITAL STOCK TRANSACTIONS
  Repurchase of fund shares                          (10,359,153)           -0-
  Total increase                                      14,854,037     4,315,209

NET ASSETS
  Beginning of year                                   85,416,767    81,101,558
  End of year (including undistributed net
    investment income of $116,215 at
    October 31, 1995)                               $100,270,804   $85,416,767


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Environment Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
All securities listed on an exchange for which market quotations are readily available are valued at the closing price on the exchange on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date.

Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued. Net realized loss on foreign currency transactions represents foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
As of October 31, 1996, the Fund reclassified certain components of net assets. The reclassification resulted in a net decrease in accumulated net investment loss of $855,665, and a net decrease in accumulated net realized gain on investments and foreign currency transactions of $855,665. This reclassification was the result of permanent book to tax differences resulting from foreign currency and short-term gains and had no effect on net assets.

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P., (the "Investment Manager"), a fee calculated weekly and paid monthly, at an annualized rate of 1.10% of the Fund's average weekly net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average weekly net assets, and .80 of 1% of the Fund's average weekly net assets over $200 million. Brokerage commissions paid on securities transactions for the year ended October 31, 1996, amounted to $875,673, none of which was paid to affiliated brokers.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

During the year ended October 31, 1996, the Fund entered into a Shareholder Inquiry Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $2,106 during the year ended October 31, 1996 relating to shareholder servicing costs.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. Government obligations) aggregated $257,129,565 and $273,569,819 respectively, for the year ended October 31, 1996. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 1996. At October 31, 1996, the cost of securities for federal income tax purposes was $91,203,530. Accordingly, gross unrealized appreciation of investments was $14,057,906 and gross unrealized depreciation of investments was $5,537,568 resulting in net unrealized appreciation of $8,520,338, (excluding foreign currency transactions).

During the year ended October 31, 1996 the Fund utilized its full prior year capital loss carryforward of $12,640,912 to reduce realized gains.

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 6,084,969 shares outstanding at October 31, 1996, the Investment Manager owned 7,169 shares. On March 14, 1996, the Fund initiated a share repurchase program. The program allows for repurchase over a twelve month period of up to 20% of the 6,907,169 shares outstanding at March 14, 1996. To date, 822,200 shares have been repurchased at a total cost of $10,359,153. This includes $41,110 in commissions paid to PaineWebber Incorporated. The average discount of market price to net asset value of shares repurchased over the period of March 15, 1996 to October 31, 1996 was 19.87%.

NOTE E: RESTRICTED SECURITY

                       DATE ACQUIRED        COST
                      ---------------    ---------
Thermo Eurotech       3/19/91-4/15/91    $ 529,926

The security shown above, formerly known as Beheersmaatchappij J. Amerika N.V., is restricted as to sale and has been valued at fair value in accordance with the procedures in Note A.

The value of this security at October 31, 1996 was $583,380 representing 0.6% of net assets.


10



FINANCIAL HIGHLIGHTS
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                               YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------------------------
                                                1996           1995         1994         1993         1992
                                            -------------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $12.37         $11.74       $10.97       $10.78       $13.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.13)(a)        .03           -0-         .01          .01
Net realized and unrealized gain (loss)
  on investments
and foreign currency transactions               4.26            .60          .77          .18        (2.17)
Net increase (decrease) in net asset
  value from operations                         4.13            .63          .77          .19        (2.16)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)            -0-          -0-          -0-        (.10)
Distributions from net realized gain on
  investments and foreign currency
  transactions                                    -0-            -0-          -0-          -0-        (.08)
Total dividends and distributions               (.02)            -0-          -0-          -0-        (.18)
Net asset value, end of year                  $16.48         $12.37       $11.74       $10.97       $10.78
Market value, end of year                     $13.25         $9.375        $9.50        $9.25        $9.50

TOTAL RETURN
Total investment return based on: (b)
  Market value                                 41.60%         (1.32)%       2.70%       (2.63)%     (15.22)%
  Net asset value                              33.48%          5.37%        7.02%        1.76%      (16.59)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $100,271        $85,416      $81,102      $75,805      $74,442
Ratio of expenses to average net assets         1.60%          1.57%        1.67%        1.62%        1.63%
Ratio of net investment income (loss)
  to average net assets                         (.85)%          .21%        (.04)%        .15%         .10%
Portfolio turnover rate                          268%           109%          42%          25%          41%
Average commission rate (c)                   $.0313             --           --           --           --



(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(c) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.


11



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Global Environment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Environment Fund, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 12, 1996


12

ALLIANCE GLOBAL ENVIRONMENT FUND

SEMI-ANNUAL REPORT
APRIL 30, 1997



PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)                     ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-100.1%
AUSTRALIA-5.9%
Brambles Industries, Ltd.                       142,000      $ 2,569,138
Memtec, Ltd.                                    128,000        2,960,000
                                                             ------------
                                                               5,529,138

CANADA-3.7%
Laidlaw, Inc. Cl. B. (a)                        255,000        3,474,375

FRANCE-2.9%
Generale des Eaux                                20,000        2,785,916

JAPAN-1.8%
Ebara Corp.                                     135,000        1,744,062

NETHERLANDS-0.5%
Thermo Eurotech (b) (c)                         165,000          507,959

UNITED KINGDOM-1.1%
Waste Management International Plc. (a) (b)     135,000        1,063,125

UNITED STATES-84.2%
Allied Waste Industries, Inc. (b)                85,000          945,625
Allwaste, Inc. (b)                              700,000        6,212,500
American Disposal Services, Inc. (b)            325,000        5,321,875
American Waste Services, Inc. (b)               500,000          875,000
Costilla Energy, Inc. (b)                       240,000        2,880,000
Culligan Water Technologies, Inc. (b)            30,000        1,226,250
Cuno, Inc. (b)                                   96,100        1,333,388
Cytec Industries, Inc. (b)                       50,000        1,881,250
Eastern Environmental Services, Inc. (b)         20,000          257,500
Flanders Corp. (b)                              120,000          870,000
GNI Group, Inc. (b)                             100,000          700,000
GTS Duratek, Inc. (b)                            35,000          280,000
International Alliance
  Services (b)                                  493,400        4,687,300
  Wts. 12/31/00 (b)                             300,000          498,300


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
International Specialty Products, Inc. (b)      150,000      $ 1,950,000
International Technology Corp. (b)              437,000        3,113,625
Ionics, Inc. (b)                                 22,000        1,012,000
ITEQ, Inc. (b)                                  300,000        1,800,000
Landec Corp. (b)                                675,000        3,543,750
Morrison Knudsen Corp. (b)                      150,000        1,875,000
Newpark Resources, Inc. (b)                     125,000        5,609,375
NuCo2, Inc. (b)                                 240,000        3,300,000
Osmonics, Inc. (b)                               45,000          708,750
Polymer Group (b)                               139,000        1,772,250
Puro Water Group, Inc. (b)                      160,000        1,120,000
Republic Industries, Inc. (b)                   230,000        5,706,875
Superior Services, Inc. (b)                     150,000        3,300,000
United Waste Systems, Inc. (b)                  190,000        6,412,500
U.S. Filter Corp. (b)                           215,000        6,530,625
USA Waste Services, Inc. (b)                    120,000        3,930,000
                                                             ------------
                                                              79,653,738

Total Common Stocks
  (cost $93,187,838)                                          94,758,313

TIME DEPOSIT-2.7%
Deutsche Bank 5.65%, 5/01/97
  (cost $2,600,000)                              $2,600        2,600,000

TOTAL INVESTMENTS-102.8%
  (cost $95,787,838)                                          97,358,313
Other assets less liabilities-(2.8%)                          (2,653,373)

NET ASSETS-100%                                              $94,704,940


(a)  Foreign security denominated in U.S. dollars.
(b)  Non-income producing security.
(c)  Restricted security, valued at fair value. (See notes A and E.)

     See notes to financials.


5



STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)                     ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $95,787,838)           $97,358,313
  Cash                                                                  59,206
  Receivable for investment securities sold                          2,700,417
  Dividends and interest receivable                                     62,425
  Prepaid expenses                                                      16,740
  Total assets                                                     100,197,101

LIABILITIES
  Payable for investment securities purchased                        5,221,024
  Management fee payable                                                86,711
  Accrued expenses                                                     184,426
  Total liabilities                                                  5,492,161

NET ASSETS                                                         $94,704,940

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    59,673
  Additional paid-in capital                                        83,360,882
  Accumulated net investment loss                                     (588,011)
  Accumulated net realized gain on investments and foreign
    currency transactions                                           10,304,471
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      1,567,925
                                                                   $94,704,940

NET ASSET VALUE PER SHARE (based on 5,967,269 shares outstanding)       $15.87


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $11,029)  $108,738
  Interest                                                49,468   $   158,206

EXPENSES
  Management fee                                         544,602
  Custodian                                               80,369
  Audit and legal                                         45,288
  Directors' fees                                         29,326
  Transfer agency                                         17,407
  Printing                                                12,022
  Registration                                             6,996
  Miscellaneous                                           10,207
  Total expenses                                                       746,217
  Net investment loss                                                 (588,011)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      10,962,504
  Net realized loss on foreign currency transactions                    (9,561)
  Net change in unrealized appreciation of:
    Investments                                                     (7,565,861)
    Foreign currency denominated assets and liabilities                 (2,812)
  Net gain on investments and foreign currency transactions          3,384,270

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 2,796,259


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS             ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                   APRIL 30,1997    OCTOBER 31,
                                                    (UNAUDITED)        1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                               $  (588,011)  $   (833,738)
  Net realized gain on investments and foreign
    currency transactions                            10,952,943     19,882,087
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                           (7,568,673)     6,302,983
  Net increase in net assets from operations          2,796,259     25,351,332

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                      -0-      (138,142)
  Net realized gain on investments                   (6,786,801)            -0-
CAPITAL STOCK TRANSACTIONS
  Repurchase of fund shares                          (1,575,322)   (10,359,153)
  Total increase (decrease)                          (5,565,864)    14,854,037

NET ASSETS
  Beginning of year                                 100,270,804     85,416,767
  End of period                                    $ 94,704,940   $100,270,804


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)                     ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Environment Fund (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
All securities listed on an exchange for which market quotations are readily available are valued at the closing price on the exchange on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date.

Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued. Net realized loss on foreign currency transactions represents foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of captial, at the end of the year to reflect the final investment results for that year.

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P., (the "Investment Manager"), a fee calculated weekly and paid monthly, at an annualized rate of 1.10% of the Fund's average weekly net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average weekly net assets, and .80 of 1% of the Fund's average weekly net assets over $200 million. Brokerage commissions paid on securities transactions for the six months ended April 30, 1997, amounted to $270,381, none of which was paid to affiliated brokers.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $790 during the six months ended April 30, 1997.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $82,692,805 and $86,258,901 respectively, for the six months ended April 30, 1997. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 1997. At April 30, 1997, the cost of securities for federal income tax purposes was $95,797,215. Accordingly, gross unrealized appreciation of investments was $10,205,276 and gross unrealized depreciation of investments was $8,644,178 resulting in net unrealized appreciation of $1,561,098, (excluding foreign currency transactions).

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 5,967,269 shares outstanding at April 30, 1997, the Investment Manager owned 7,169 shares. On March 14, 1996, the Fund initiated a share repurchase program which allowed for repurchase over a twelve month period of up to 20% of the 6,907,169 shares outstanding at March 14, 1996. During the period ended April 30, 1997, an additional 117,700 shares were repurchased at a cost of $1,575,322. Through the duration of this program, 939,900 shares were repurchased at a total cost of $11,934,475, representing 13.60% of the 6,907,169 shares outstanding at March 14, 1996. This includes $46,995 in commissions paid to PaineWebber Incorporated. The average discount of market price to net asset value of shares repurchased over the period of March 15, 1996 to March 14, 1997 was 19.6%.

NOTE E: RESTRICTED SECURITY

                     DATE ACQUIRED        COST
                    ---------------    ----------
Thermo Eurotech     3/19/91-4/15/91     $529,926


The security shown above, formerly known as Beheersmaatchappij J. Amerika N.V., is restricted as to sale and has been valued at fair value in accordance with the procedures in Note A.

The value of this security at April 30, 1997 was $507,959 representing 0.5% of net assets.

NOTE F: SUBSEQUENT EVENT
On April 23, 1997, Alliance Global Environment Fund, Inc. announced that its Board of Directors has approved and recommended for stockholder approval the conversion of the fund from a closed-end investment company to an open-end investment company. The 1997 Annual Meeting of Stockholders of the Fund is scheduled for July 17, 1997.


10



FINANCIAL HIGHLIGHTS                           ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED                         YEAR ENDED OCTOBER 31,
                                           APRIL 30,1997  ------------------------------------------------------------
                                            (UNAUDITED)       1996          1995        1994        1993        1992
                                           -------------  ------------  ----------  ----------  ----------  ----------
Net asset value, beginning of year           $16.48         $12.37        $11.74      $10.97      $10.78      $13.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                   (.10)(a)       (.13)(a)       .03          -0-        .01         .01
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  .62           4.26           .60         .77         .18       (2.17)
Net increase (decrease) in net asset
  value from operations                         .52           4.13           .63         .77         .19       (2.16)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income             -0-          (.02)           -0-         -0-         -0-       (.10)
Distributions from net realized gain on
  investments and foreign currency
  transactions                                (1.13)            -0-           -0-         -0-         -0-       (.08)
Total dividends and distributions             (1.13)          (.02)           -0-         -0-         -0-       (.18)
Net asset value, end of period               $15.87         $16.48        $12.37      $11.74      $10.97      $10.78
Market value, end of period                  $14.625        $13.25        $ 9.375      $9.50      $ 9.25      $ 9.50

TOTAL RETURN
Total investment return based on: (b)
  Market value                                19.70%         41.60%        (1.32)%      2.70%      (2.63)%    (15.22)%
  Net asset value                              4.43%         33.48%         5.37%       7.02%       1.76%     (16.59)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $94,705       $100,271       $85,416     $81,102     $75,805     $74,442
Ratio of expenses to average net assets        1.51%(c)       1.60%         1.57%       1.67%       1.62%       1.63%
Ratio of net investment income (loss)
  to average net assets                       (1.19)%(c)      (.85)%         .21%       (.04)%       .15%        .10%
Portfolio turnover rate                         167%           268%          109%         42%         25%         41%
Average commission rate (d)                  $.0503         $.0313            --          --          --          --


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(c)  Annualized.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the the rate shown. Amounts paid in foreign currencies have been converted into US dollars using the prevailing exchange rate on the date of the transaction.


11

                          PART C

                     OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits.

         (a)  Financial Statements

              Included in the Prospectus:  Financial Highlights

              Included in the Registrant's Statement of Additional Information:

              Portfolio of Investments - October 31, 1996
              Statement of Assets and Liabilities - October 31,
              1996
              Statement of Operations - Year ended October 31,
              1996
              Statement of Changes in Net Assets - Year ended October 31, 1996 and October 31, 1995
              Notes to Financial Statements - October 31, 1996 Financial Highlights - October 31, 1996
              Report of Independent Auditors

              Portfolio of Investments - April 30, 1997
              (unaudited)
              Statement of Assets and Liabilities - April 30,
              1997 (unaudited)
              Statement of Operations - November 1, 1996 to April 30, 1997 (unaudited)
              Statement of Changes in Net Assets - November 1, 1996 to April 30, 1997 (unaudited)
              Notes to Financial Statements - April 30, 1997
              (unaudited)
              Financial Highlights - (unaudited)

              Included in Part C of the Registration Statement:
              All other financial statements or schedules that are not required or as to which the required information is shown in the Statement of Assets and Liabilities or the notes thereto.

         (b)  Exhibits

         (1)  (a)  Articles of Incorporation*

              (b)  Certificate of Correction***

              (c)  Form of Articles of Amendment and
                   Restatement****

         (2)  (a)  By-Laws*

              (b)  Form of Amended and Related By-Laws****

         (3)  Not applicable.

         (4)  Not Applicable.

         (5)  (a)  Investment Management and Administration
                   Agreement**

              (b)  Form of Advisory Agreement****

         (6)  (a)  Form of Distribution Services Agreement****

              (b)  Form of Selected Dealer Agreement between
                   Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant****

              (c)  Form of Selected Agent Agreement between
                   Alliance Fund Distributors, Inc. and selected agents making available shares of
                   Registrant****

         (7)  Not applicable.

         (8)  Custodian Agreement***

         (9)  (a)  Transfer Agency Agreement with State Street
                   Bank and Trust Company***

              (b)  Form of Transfer Agency Agreement with
                   Alliance Fund Services, Inc.****

         (10) (a)  Opinion and Consent of Seward & Kissel****

              (b)  Opinion and Consent of Venable, Baetjer and
                   Howard, LLP****

         (11) Consent of Independent Auditors****

         (12) Not applicable.

         (13) Not applicable.

         (14) Not applicable.

         (15) Form of Rule 12b-1 Plan - See Exhibit 6(a) above.

         (16) Schedule for computation of performance quotations****

         (17) Financial Data Schedules****

         (18) Form of Rule 18f-3 Plan****

         Other Exhibits -- Powers of Attorney****

___________________

* Incorporated by reference from Registrant's Registration Statement on Form N-2 File Nos. 33-33751 and 811-5993, as filed with the Securities and Exchange Commission on March 12, 1990.
   ** Incorporated by reference from Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2, File Nos. 33-33751 and 811-5993, as filed with the Securities and Exchange Commission on April 5, 1990.
   *** Incorporated by reference from Registrant's Amendment No. 3 to its Registration Statement on Form N-2, File No. 811-5993, as filed with the Securities and Exchange Commission on April 5, 1991.
   ****  Filed herewith.

ITEM 25. Persons Controlled by or under Common Control with
         Registrant.  Not applicable.

ITEM 26. Number of Holders of Securities.

         As of August 22, 1997, Registrant had 265 record holders of its shares of Common Stock.

ITEM 27. Indemnification.

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Charter, filed as
         Exhibit 1(c) hereto, Article VII and Article VIII of Registrant's Amended and Restated By-Laws, filed as
         Exhibit 2(b) hereto, and Section 10 of the proposed Distribution Services Agreement, filed as Exhibit 6(a) hereto. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
         Section 4 of the proposed Advisory Agreement, filed as
         Exhibit 5(b) hereto.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
         (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or
         (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint
         trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 28. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29. Principal Underwriters.

         (a)  Alliance Fund Distributors, Inc. is the
              Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

              ACM Institutional Reserves, Inc.
              AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Developing Markets Fund, Inc.
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Environment Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Government Reserves
              Alliance Greater China '97 Fund, Inc.
              Alliance Growth and Income Fund, Inc.
              Alliance High Yield Fund, Inc.
              Alliance Income Builder Fund, Inc.
              Alliance International Fund
              Alliance Limited Maturity Government Fund, Inc. Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income
                Trust, Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Real Estate Investment Fund, Inc.
              Alliance/Regent Sector Opportunity Fund, Inc.

              Alliance Short-Term Multi-Market Trust, Inc.
              Alliance Technology Fund, Inc.
              Alliance Utility Income Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance World Income Trust, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              Fiduciary Management Associates
              The Alliance Fund, Inc.
              The Alliance Portfolios

         (b) The following are the Directors and officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                     Positions and Offices  Positions and Offices
Name                 With Underwriter       With Registrant
____                 _____________________  _____________________

Michael J. Laughlin      Chairman

Robert L. Errico         President

Edmund P. Bergan, Jr.    Senior Vice President,    Secretary
                           General Counsel
                           and Secretary

James S. Comforti        Senior Vice President

James L. Cronin          Senior Vice President

Daniel J. Dart           Senior Vice President

Richard A. Davies        Senior Vice President
                           Managing Director

Byron M. Davis           Senior Vice President

Anne S. Drennan          Senior Vice President &
                           Treasurer

Mark J. Dunbar           Senior Vice President

Bradley F. Hanson        Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Robert H. Joseph, Jr.    Senior Vice President
                           and Treasurer

Richard E. Khaleel       Senior Vice President

Stephen R. Laut          Senior Vice President

Daniel D. McGinley       Senior Vice President

Ryne A. Nishimi          Senior Vice President

Antonios G. Poleondakis  Senior Vice President

Robert E. Powers         Senior Vice President

Richard K. Saccullo      Senior Vice President

Gregory K. Shannahan     Senior Vice President

Joseph F. Sumanski       Senior Vice President

Peter J. Szabo           Senior Vice President

Nicholas K. Willett      Senior Vice President

Richard A. Winge         Senior Vice President

Jamie A. Atkinson        Vice President

Benji A. Baer            Vice President

Kenneth F. Barkoff       Vice President

Casimir F. Bolanowski    Vice President

Timothy W. Call          Vice President

Kevin T. Cannon          Vice President

John R. Carl             Vice President

William W. Collins, Jr.  Vice President

Leo H. Cook              Vice President

Richard W. Dabney        Vice President

John F. Dolan            Vice President

Sohaila S. Farsheed      Vice President

William C. Fisher        Vice President

Gerard J. Friscia        Vice President &
                           Controller

Andrew L. Gangolf        Vice President and        Assistant
                           Assistant General       Secretary
                           Counsel

Mark D. Gersten          Vice President            Treasurer and
                                                   Chief
                                                   Financial
                                                   Officer

Joseph W. Gibson         Vice President

Charles M. Greenberg     Vice President

Alan Halfenger           Vice President

William B. Hanigan       Vice President

Daniel M. Hazard         Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Scott Hutton             Vice President

Thomas K. Intoccia       Vice President

Larry P. Johns           Vice President

Richard D. Keppler       Vice President

Gwenn M. Kessler         Vice President

Donna M. Lamback         Vice President

James M. Liptrot         Vice President

James P. Luisi           Vice President

Christopher J. MacDonald Vice President

Michael F. Mahoney       Vice President

Lori E. Master           Vice President

Shawn P. McClain         Vice President

Maura A. McGrath         Vice President

Joanna D. Murray         Vice President

Thomas F. Monnerat       Vice President

Jeanette M. Nardella     Vice President

Nicole Nolan-Koester     Vice President

John C. O'Connell        Vice President

John J. O'Connor         Vice President

Robert T. Pigozzi        Vice President

James J. Posch           Vice President

Domenick Pugliese        Vice President and        Assistant
                           Assistant General       Secretary
                           Counsel

Bruce W. Reitz           Vice President

Dennis A. Sanford        Vice President

Karen C. Satterberg      Vice President

Robert C. Schultz        Vice President

Raymond S. Sclafani      Vice President

Richard J. Sidell        Vice President

Andrew D. Strauss        Vice President

Michael J. Tobin         Vice President

Joseph T. Tocyloski      Vice President

Martha D. Volcker        Vice President

Patrick E. Walsh         Vice President

William C. White         Vice President

Emilie D. Wrapp          Vice President and        Assistant
                         Special Counsel           Secretary

Charles M. Barrett       Assistant Vice President

Robert F. Brendli        Assistant Vice President

Maria L. Carreras        Assistant Vice President

John P. Chase            Assistant Vice President

Russell R. Corby         Assistant Vice President

John W. Cronin           Assistant Vice President

Ralph A. DiMeglio        Assistant Vice President

Faith C. Dunn            Assistant Vice President

John C. Endahl           Assistant Vice President

John E. English          Assistant Vice President

Duff C. Ferguson         Assistant Vice President

John Grambone            Assistant Vice President

Brian S. Hanigan         Assistant Vice President

James J. Hill            Assistant Vice President

Edward W. Kelly          Assistant Vice President

Michael Laino            Assistant Vice President

Nicholas J. Lapi         Assistant Vice President

Patrick Look             Assistant Vice President
                           & Assistant Treasurer

Richard F. Meier         Assistant Vice President

Catherine N. Peterson    Assistant Vice President

Carol H. Rappa           Assistant Vice President

Clara Sierra             Assistant Vice President

Vincent T. Strangio      Assistant Vice President

Wesley S. Williams       Assistant Vice President

Christopher J. Zingaro   Assistant Vice President

Mark R. Manley           Assistant Secretary

         (c)  Not applicable.

ITEM 30. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of Brown Brothers Harriman & Co., the Registrant's custodian, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 31. Management Services.

         Not applicable.

ITEM 32. Undertakings.

         (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

              The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 11th day of September, 1997.

                        Alliance Global Environment Fund, Inc.

                        /s/ John D. Carifa
                        __________________________________
                            John D. Carifa
                            Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                         Title                Date

(1) Principal Executive Officer:

    /s/  John D. Carifa           Chairman and      September 11, 1997
    ______________________        President
         John D. Carifa

(2) Principal Financial
    and Accounting Officer:

    /s/  Mark D. Gersten          Treasurer and     September 11, 1997
    _____________________         Chief Financial
         Mark D. Gersten          Officer

(3) A majority of the Directors

    John D. Carifa
    David H. Dievler
    John H. Dobkin
    W.H. Henderson
    Stig Host
    Richard M. Lilly
    Alan Stoga

    By:/s/ Edmund P. Bergan, Jr.  Secretary         September 11, 1997
       __________________________
           Edmund P. Bergan, Jr.
           (Attorney-in-fact)

                              INDEX TO EXHIBITS


(1)(c)   Form of Articles of Amendment and Restatement

(2)(b)   Form of Amended and Related By-Laws

(5)(b)   Form of Advisory Agreement

(6)(a)   Form of Distribution Services Agreement

(6)(b)   Form of Selected Dealer Agreement

(6)(c)   Form of Selected Agent Agreement

(9)(b)   Form of Transfer Agency Agreement with Alliance Fund
         Services, Inc.

(10)(a)  Opinion and Consent of Seward & Kissel

(10)(b)  Opinion and Consent of Venable, Baejter and Howard, LLP

(11)     Consent of Independent Auditors

(15)     Form of Rule 12b-1 Plan - See Exhibit 6(a) above

(16)     Schedule for computation of performance quotations

(17)     Financial Data Schedules

(18)     Rule 18f-3 Plan

Other Exhibits - Powers of Attorney




















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